FGT3 P-1 03/10

SUPPLEMENT DATED MARCH 5, 2010

TO THE PROSPECTUS DATED DECEMBER 1, 2009 OF

FRANKLIN GLOBAL TRUST

(Franklin International Growth Fund, Franklin International Small Cap Growth Fund)

The prospectus is amended as follows:

I. The following is added to the end of the "Management" section which begins on page 28:

The Franklin International Small Cap Growth Fund, which is an underlying investment fund of one or more funds of Franklin Templeton Fund Allocator Series Funds (the “Allocator Funds”), has entered into a Special Servicing Agreement with the Allocator Funds and certain service providers of the Fund and the Allocator Funds, pursuant to which the Fund may pay a portion of the Allocator Funds’ expenses, including transfer agency and shareholder servicing costs, to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund from the investment in the Fund by the Allocator Funds.

Please keep this supplement for future reference